Exhibit 10.15

                       FIRST AMENDMENT TO MASTER AGREEMENT

      This First Amendment to Master Agreement, dated and effective as of December 18, 2002 (this "Amendment"), is among HUGHES SUPPLY, INC., a Florida corporation ("Hughes" or "Guarantor"), ATLANTIC FINANCIAL GROUP, LTD., a Texas limited partnership (the "Lessor"), certain financial institutions parties hereto as a lender (individually, a "Lender" and collectively, the "Lenders") and SUNTRUST BANK, a Georgia banking corporation, as agent for the Lenders (in such capacity, the "Agent").

                                   BACKGROUND

      1. Hughes and certain subsidiaries of Hughes that may become parties thereto, the Lessor, the Lenders and the Agent are parties to that certain Master Agreement, dated as of June 22, 2001 (the "Master Agreement").

      2. The parties hereto desire to amend the Master Agreement to extend the Funding Termination Date.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

      SECTION 1. Definitions. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned thereto in the Master Agreement.

      SECTION 2. Definitions. The definition of "Funding Termination Date" set forth in Appendix A to the Master Agreement is hereby amended by deleting the date "December 22, 2002" that appears in clause (i) thereof and substituting therefor the date "August 29, 2003". Notwithstanding the definition of Scheduled Construction Termination Date set forth in Appendix A to the Master Agreement, the parties hereby agree that with respect to the Leased Property located in the Beacon Station Addition of Miami, Florida, the Scheduled Construction Termination Date shall be August 29, 2003.

      SECTION 3. Representations and Warranties. Hughes hereby represents and warrants that, after giving effect to this Amendment, (i) each representation and warranty of Hughes contained in the Master Agreement or in any other Operative Document is true and correct in all material respects as though made on and as of the date of this Amendment, except to the extent such representations or warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date, and (ii) no Event of Default or Potential Event of Default has occurred and is continuing.

      SECTION 4. Reaffirmation of Guaranty. Hughes hereby affirms that the Guaranty Agreement remains in full force and effect, after giving effect to this Amendment.

      SECTION 5. Miscellaneous. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Florida. This Amendment may be executed by the parties hereto in separate counterparts (including by facsimile) each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same agreement. The Master Agreement, as amended hereby, remains in full force and effect. Any reference to the Master Agreement from and after the date hereof shall be deemed to refer to the Master Agreement as amended hereby, unless otherwise expressly stated. Hughes shall promptly pay, or shall reimburse the Agent for, all out-of-pocket costs and expenses incurred by the Agent in connection with this Amendment, including, without limitation, reasonable legal fees and expenses.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized officers as of the year first above written.

                                      HUGHES SUPPLY, INC., as Guarantor and as a Lessee


                                      By:_______________________________________
                                      Name Printed:_____________________________
                                      Title:____________________________________


                                        S-1                   FIRST AMENDMENT TO
                                                               MASTER AGREEMENT

                                      SUNTRUST BANK, as a Lender
                                      and as Agent


                                      By:_______________________________________
                                      Name Printed:_____________________________
                                      Title:____________________________________


                                        S-2                   FIRST AMENDMENT TO
                                                               MASTER AGREEMENT

                                      ATLANTIC FINANCIAL GROUP, LTD.,
                                      as Lessor

                                      By: Atlantic Financial Managers, Inc., its
                                          General Partner


                                      By:_______________________________________
                                      Name Printed:_____________________________
                                      Title:____________________________________


                                        S-3                   FIRST AMENDMENT TO
                                                               MASTER AGREEMENT